 Immunic, Inc. Strengthens Its Board of Directors with the Appointment of Experienced Pharmaceutical Executive Simona Skerjanec

– Senior Executive and Thought Leader in Brain Health with Nearly Three Decades of Global Pharmaceutical Experience –

– Served as Neuroimmunology Franchise Head Responsible for Roche’s Blockbuster Launch of Multiple Sclerosis Therapy Ocrevus® –

NEW YORK, July 24, 2024 – Immunic, Inc. (Nasdaq: IMUX), a biotechnology company developing a clinical pipeline of orally administered, small molecule therapies for chronic inflammatory and autoimmune diseases, today announced the appointment of Simona Skerjanec, M.Pharm, MBA, a thought-leader in brain health with decades of experience in drug development and commercialization, to its board of directors, effective July 22, 2024.

Over a nearly three-decade career in the United States and internationally, Ms. Skerjanec has led research and development efforts culminating in numerous regulatory drug approvals and successful commercial launches. Most recently, Ms. Skerjanec served as Senior Vice President, Global Head Neuroscience and Rare Diseases at Roche. In this role, she led business and global corporate strategy for Roche's portfolio of neurological and rare diseases, achieving sustainable double digit growth in sales, including with Ocrevus® (ocrelizumab)*, which remains one of the most successful medicines for the treatment of multiple sclerosis (MS). Earlier at Roche, Ms. Skerjanec served as Neuroimmunology Franchise Head, responsible for the commercial launch of Ocrevus®, generating over $1 billion in sales in the first ten months of commercialization. Prior to joining Roche, Ms. Skerjanec held positions of increasing responsibility in development and commercialization at The Medicines Company, Eli Lilly, Pfizer and Johnson & Johnson. Ms. Skerjanec also serves on the Board of Directors of Avidity Biosciences.

“We are thrilled to add someone of Simona’s exceptional caliber and expertise to our Board of Directors,” stated Duane Nash, M.D., J.D., M.B.A., Chairman of the Board of Directors of Immunic. “As the company approaches multiple late-stage readouts for vidofludimus calcium in MS over the next two years, we are determined to continue building a strong foundation for potential success. Earlier this month, we were delighted to bring on Jason Tardio, a former Novartis and Biogen executive with extensive MS drug commercialization experience, as Immunic’s new Chief Operating Officer and President. Now with Simona’s entry onto the board, we are proud to augment the company’s growing strength with a board member with such exceptional global leadership experience and who previously led one of the most successful commercial launches in MS history. Simona’s guidance will be invaluable.”

“I am very excited to join the Board of Directors of Immunic and look forward to working closely with the executive management team and the other board members,” added Ms. Skerjanec. “MS remains a devastating disease for many patients and their families. In my view, vidofludimus calcium is a particularly valuable oral drug candidate, with a highly differentiated profile and the potential to transform the treatment landscape and bring longer lasting independence to people with MS. I look forward to working with the team, and hope to help bring such an important molecule to market and achieve commercial success.”

* OCREVUS® is a trademark of Genentech, Inc.

About Immunic, Inc.

Immunic, Inc. (Nasdaq: IMUX) is a biotechnology company developing a clinical pipeline of orally administered, small molecule therapies for chronic inflammatory and autoimmune diseases. The company's lead development program, vidofludimus calcium (IMU-838), is currently in phase 3 and phase 2 clinical trials for the treatment of relapsing and progressive multiple sclerosis, respectively, and has shown therapeutic activity in phase 2 clinical trials in patients suffering from relapsing-remitting multiple sclerosis, progressive multiple sclerosis and moderate-to-severe ulcerative colitis. Vidofludimus calcium combines neuroprotective effects, through its mechanism as a first-in-class nuclear receptor related 1 (Nurr1) activator, with additional anti-inflammatory and anti-viral effects, by selectively inhibiting the enzyme dihydroorotate dehydrogenase (DHODH). IMU-856, which targets the protein Sirtuin 6 (SIRT6), is intended to restore intestinal barrier function and regenerate bowel epithelium, which could potentially be applicable in numerous gastrointestinal diseases, such as celiac disease, for which it is currently in preparations for a phase 2 clinical trial. IMU-381, which currently is in preclinical testing, is a next generation molecule being developed to specifically address the needs of gastrointestinal diseases. For further information, please visit: www.imux.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding new management hires and promotions, new directors, strategy, future operations, future financial position, future revenue, projected expenses, sufficiency of cash, expected timing, development and results of clinical trials, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target diseases; preclinical and clinical data for Immunic's development programs; the timing of current and future clinical trials and anticipated clinical milestones; the nature, strategy and focus of the company and further updates with respect thereto; the development and commercial potential of any product candidates of the company; expectations regarding the capitalization, resources and ownership structure of the company; new appointments to Immunic’s board of directors; and the executive and board structure of the company. Immunic may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve substantial risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, increasing inflation, impacts of the Ukraine – Russia conflict and the conflict in the Middle East on planned and ongoing clinical trials, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient financial and other resources to meet business objectives and operational requirements, the fact that the results of earlier preclinical studies and clinical trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by Immunic’s intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. A further list and descriptions of these risks, uncertainties and other factors can be found in the section captioned “Risk Factors,” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024, and in the company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov or ir.imux.com/sec-filings. Any forward-looking statement made in this release speaks only as of the date of this release. Immunic disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. Immunic expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this press release.

Contact Information

Immunic, Inc.
Jessica Breu
Vice President Investor Relations and Communications
+49 89 2080 477 09
jessica.breu@imux.com

US IR Contact
Rx Communications Group
Paula Schwartz
+1 917 633 7790
immunic@rxir.com

US Media Contact
KOGS Communication
Edna Kaplan
+1 617 974 8659
kaplan@kogspr.com